UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Travelers Series Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  October 31
Date of reporting period: October 31, 2003

ITEM 1. REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

                          TRAVELERS SERIES FUND INC.

                                  AIM CAPITAL
                            APPRECIATION PORTFOLIO

                              SMITH BARNEY LARGE
                             CAPITALIZATION GROWTH
                                   PORTFOLIO

                      ANNUAL REPORT  |  OCTOBER 31, 2003




         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

                                 WHAT'S INSIDE

Letter from the Chairman...........................  1

Manager Overview:

 AIM Capital Appreciation Portfolio................  3

 Smith Barney Large Capitalization Growth Portfolio  5

Fund Performance:

 AIM Capital Appreciation Portfolio................  7

 Smith Barney Large Capitalization Growth Portfolio  9

Schedules of Investments........................... 11

Statements of Assets and Liabilities............... 19

Statements of Operations........................... 20

Statements of Changes in Net Assets................ 21

Notes to Financial Statements...................... 23

Financial Highlights............................... 32

Independent Auditors' Report....................... 34

Additional Information............................. 35

Tax Information.................................... 38

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

The funds' fiscal year was a time of heightened market volatility. As the period began last November, the economic environment was dominated by geopolitical tension, corporate scandals, declining consumer confidence and concerns regarding the general strength of the global economy. The months leading up to the war in Iraq were times of apprehension and cautiousness. Businesses and consumers alike chose to slow their spending due to war-related uncertainty. Consequently, the U.S. economy and the stock market in general remained weak through the first quarter of 2003.
However, when the U.S.-led coalition entered Iraq in late March and investors turned their attention to a pending stabilization in the outlook for corporate earnings, the U.S. stock market rebounded. Unlike previous rallies over the past three years, this one proved sustainable, and stock prices generally rose through the end of the funds' fiscal year in October.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals.


Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 18, 2003

               1 Travelers Series Fund Inc. | 2003 Annual Report

                            PERFORMANCE OF THE FUNDS
                            AS OF OCTOBER 31, 2003/1/

                                     6 Months 12 Months
AIM Capital Appreciation Portfolio    18.30%   19.78%

S&P 500 Index/2/                      15.62%   20.79%

Average of Lipper variable multi-cap
  growth funds/3/                     21.85%   27.50%


Smith Barney Large Capitalization
  Growth Portfolio                    27.76%   39.16%

Russell 1000 Growth Index/4/          16.81%   21.81%

S&P 500 Index/2/                      15.62%   20.79%

Average of Lipper variable large-cap
  growth funds/5/                     15.86%   19.61%

/1/The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges which if reflected, would reduce the performance of the funds. Past performance is not indicative of future results.
/2/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/3/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the period ended October 31, 2003, calculated among 105 funds for the six-month period and 104 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains.
/4/Effective June 11, 2003, management of the fund determined that the Russell
   1000 Growth Index, rather than the S&P 500 Index, was a more appropriate index reflecting more closely the composition of the portfolio's securities. The Russell 1000 Growth Index is an unmanaged index considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
/5/Returns are based on the period ended October 31, 2003, calculated among 156 funds for the six-month period and 153 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains.

                2 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW

AIM Capital Appreciation Portfolio

Performance Update
For the 12 months ended October 31, 2003, the fund returned 19.78%. In comparison, the fund underperformed its unmanaged benchmark, the S&P 500 Index,/i/ which returned 20.79% for the same period. The fund also underperformed its Lipper peer group of variable multi-cap growth funds, which had an average return of 27.50%, for the same period./6/ The fund's underperformance we believe was mainly attributed to stock selection as well as to the fund's underweighting of the technology sector, which experienced significant price appreciation during the period.

Contributors to Fund Performance/7/
The broad market posted gains during the year ended October 31, 2003, as the economic recovery continued at a somewhat choppy pace. Many of the major financial indices rallied during the fourth quarter of 2002 and experienced volatility in the first half of 2003 as geopolitical tensions escalated in Iraq. In the final months of the period, the markets continued to advance in response to the strengthening economy and better-than-expected earnings reports from numerous corporations. Against this backdrop, the fund underperformed the broad market as represented by the S&P 500 Index.

Relative to its benchmark, the fund benefited from the performance of the health care and financial sectors due to generally good stock selection. In particular, the health care sector was helped by the pharmaceutical stock, Teva Pharmaceutical Industries Ltd., which produces drugs in all major treatment categories. We also continued to decrease interest rate sensitivity, and in turn added more economically sensitive and market sensitive stocks, such as those of credit card companies.


/6/ Lipper Inc. is a major independent mutual-fund tracking organization.
    Returns are based on the period ended October 31, 2003, calculated among 104 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains.
/7/ The fund's top 10 holdings as of October 31, 2003 were: Microsoft Corp.
    (2.80%), Microchip Technology Inc. (2.11%), Fiserv, Inc. (1.79%), Dell Inc. (1.72%), Biomet, Inc. (1.72%), CDW Corp. (1.70%), Analog Devices, Inc. (1.69%), Teva Pharmaceutical Industries Ltd. (1.63%), Cisco Systems, Inc. (1.60%), Merrill Lynch & Co., Inc. (1.52%).

               3 Travelers Series Fund Inc. | 2003 Annual Report

Relative performance was negatively impacted by the industrials sector. Lockheed Martin Corp. and L-3 Communications Holdings, Inc., two defensive stocks that deal with various military equipment such as aircrafts, information services and specialized communication systems, detracted from performance.

The fund's weighting in the information technology sector was basically unchanged during the period. However, we made selected adjustments within various information technology sub-sectors. Specifically, we sold Citrix Systems, Inc. and Nokia Oyj and added Agilent Technologies, Inc., Corning Inc. and Foundry Networks, Inc.

As of October 31, 2003, the fund was positioned with approximately 60% of its assets in stocks we believe have earnings momentum and 40% in companies we classify as core growth. This position contrasts considerably with the previous year, in which its investments were in approximately 60% core-growth and 40% earnings-momentum stocks. We emphasized earnings-momentum securities in the past in anticipation of a market turnaround.

Thank you for your investment in the AIM Capital Appreciation Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Kenneth A. Zschappel
Kenneth A. Zschappel
Lead Portfolio Manager
AIM Capital Management, Inc.

November 18, 2003


               4 Travelers Series Fund Inc. | 2003 Annual Report

Smith Barney Large Capitalization Growth Portfolio

Special Shareholder Notice
Effective June 11, 2003, fund management determined that the Russell 1000 Growth Index,/ii/ rather than the S&P 500 Index,/i/ was a more appropriate benchmark index, reflecting more closely the composition of the fund's securities.

Performance Update/8/
For the 12 months ended October 31, 2003, the fund returned 39.16%. In comparison, the fund outperformed both its unmanaged benchmarks, the Russell 1000 Growth Index and the S&P 500 Index, which returned 21.81% and 20.79%, respectively, for the same period. The fund also outperformed its Lipper peer group of variable large-cap growth funds, which had an average return of 19.61%, for the same period./9/ The fund's outperformance was mainly due to judicious stock choices and select sector overweightings.

When the period began, rising tensions and the eventual armed conflict between U.S.-led coalition forces and Iraq, the sudden and rapid spread of Severe Acute Respiratory Syndrome ("SARS"), as well as ongoing revelations of misdeeds by a number of corporations and their officers had a profoundly negative impact on business, consumer and investor confidence and on an already fragile global economy. The end of major hostilities in Iraq removed some of the uncertainties that had slowed economic recovery in the U.S.

Throughout the period, the Fed continued its highly accommodative monetary policy, maintaining key interest rates at four-decade lows as additional tax relief measures worked their way through the U.S. Congress. Toward the end of the period, this accommodative policy and improving investor confidence buoyed the equity markets, offering some measure of relief for equity investors.

By the end of the third quarter of 2003, for the first time since 1999, many of the major U.S. stock indexes had posted back-to-back quarterly gains.


/8/The fund's top ten holdings as of October 31, 2003 were: Amazon.com, Inc.
   (7.04%), Intel Corp. (5.42%), Berkshire Hathaway Inc., Class A Shares (4.57%), The Home Depot, Inc. (4.34%), Merrill Lynch & Co., Inc. (4.28%), Genentech, Inc. (4.08%), Dell Inc. (4.03%), The Gillette Co. (3.74%), Texas Instruments Inc. (3.56%), Pfizer Inc. (3.55%).
/9/Lipper Inc. is a major independent mutual-fund tracking organization. Returns
   Returns are based on the period ended October 31, 2003, calculated among 153 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains.

               5 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW

Amidst this environment, the fund experienced positive returns due mainly to prudent stock selection. The fund's overweighting, relative to the Russell 1000 Growth Index, of the technology and consumer discretionary sectors positively affected performance, as many stocks in these sectors have experienced marked price appreciation over the past year. Specifically, fund holdings in Intel Corp., Texas Instruments Inc., Amazon.com, Inc., and The Home Depot, Inc. have all contributed positively to the portfolio during its most recent fiscal year. Although the fund's slight overweighting of the financial services sector detracted from fund performance versus the Index, stock picks, particularly financial services giant, Merrill Lynch & Co., Inc., positively contributed to performance. Exposure to the biotechnology firm, Genentech, Inc., also dramatically contributed to fund's performance, as positive news regarding several of its drugs buoyed growth in its stock.

Thank you for your investment in the Smith Barney Large Capitalization Growth Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Alan J. Blake
Alan J. Blake
Portfolio Manager

November 18, 2003

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 11 through 18 for a list and percentage breakdown of the funds' holdings.

/i/ The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/ii/The Russell 1000 Growth Index measures the performance of those Russell
    1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.

Additional Information About Your Fund
The Funds' Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

               6 Travelers Series Fund Inc. | 2003 Annual Report

                      AIM CAPITAL APPRECIATION PORTFOLIO



 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 10/31/03                                     19.78%
-----------------------------------------------------------------------
Five Years Ended 10/31/03                                         1.59
-----------------------------------------------------------------------
10/10/95* through 10/31/03                                        3.67
-----------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

10/10/95* through 10/31/03                                         33.68%
-------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
  Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
* Commencement of operations.

               7 Travelers Series Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)



                  Value of $10,000 Invested in Shares of the
                    AIM Capital Appreciation Portfolio vs.
       S&P 500 Index and Lipper Variable Multi-Cap Growth Funds Average+

--------------------------------------------------------------------------------

                         October 1995 -- October 2003

                                     [CHART]

          AIM Capital                   Lipper Variable
          Appreciation       S&P           Multi-Cap
           Portfolio      500 Index   Growth Funds Average
          ------------    ---------   --------------------
10/10/95    $10,000        $10,000         $10,000
   10/95      9,990         10,076          10,202
   10/96     10,771         12,502          11,932
   10/97     12,706         16,516          15,003
   10/98     12,351         20,151          16,004
   10/99     16,355         25,321          22,370
   10/00     22,329         26,861          28,367
   10/01     12,646         20,175          16,440
   10/02     11,161         17,130          13,116
10/31/03     13,368         20,691          16,723


+ Hypothetical illustration of $10,000 invested in shares of the AIM Capital
  Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 2003. The S&P 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index includes reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The unmanaged Lipper Variable Multi-Cap Growth Funds Average represents an average of the performance of the 104 largest multi-cap growth mutual funds tracked by Lipper Inc., an independent mutual-fund performance monitor, for the 12 months ended October 31, 2003.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.


               8 Travelers Series Fund Inc. | 2003 Annual Report

              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO


 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 10/31/03                                               39.16%
---------------------------------------------------------------------------------
Five Years Ended 10/31/03                                                   6.98
---------------------------------------------------------------------------------
5/1/98* through 10/31/03                                                    6.13
---------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

5/1/98* through 10/31/03                                                     38.74%
-----------------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gain distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 *  Commencement of operations.


               9 Travelers Series Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)



 Value of $10,000 Invested in Shares of the Smith Barney Large Capitalization
       Growth Portfolio vs. S&P 500 Index and Russell 1000 Growth Index+

--------------------------------------------------------------------------------

                           May 1998 -- October 2003

                 [CHART]

              Smith Barney Large
                Capitalization       Russell 1000       S&P
               Growth Portfolio      Growth Index++  500 Index++
              ------------------     --------------  -----------
  5/1/98         $10,000                $10,000       $10,000
   10/98           9,900                 10,128         9,959
   10/99          14,541                 13,597        12,514
   10/00          16,106                 14,865        13,274
   10/01          11,909                  8,927         9,970
   10/02           9,970                  7,175         8,466
10/31/03          13,874                  8,740        10,226


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Large Capitalization Growth Portfolio on May 1, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 2003. The S&P 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Growth Index is considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 that have higher price-to-book ratios and higher forecasted growth values. Figures for the Indexes include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

++It is the opinion of the management that the Russell 1000 Growth Index more accurately reflects the current composition of the Smith Barney Large Capitalization Growth Portfolio than the S&P 500 Index. In future reporting, the Russell 1000 Growth Index will be used as the basis of comparison of total return performance rather than the S&P 500 Index.


              10 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2003

                      AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                     SECURITY                      VALUE
--------------------------------------------------------------------
COMMON STOCK -- 97.1%
Aerospace & Defense -- 1.3%
    17,200 L-3 Communications Holdings, Inc.+++         $    803,928
    34,200 Lockheed Martin Corp.                           1,585,512
--------------------------------------------------------------------
                                                           2,389,440
--------------------------------------------------------------------
Air Freight & Couriers -- 0.6%
    11,000 Expeditors International of Washington, Inc.      412,940
     9,600 FedEx Corp.                                       727,296
--------------------------------------------------------------------
                                                           1,140,236
--------------------------------------------------------------------
Airlines -- 1.0%
    90,800 Southwest Airlines Co.                          1,761,520
--------------------------------------------------------------------
Automobiles -- 0.9%
    34,100 Harley-Davidson, Inc.                           1,616,681
--------------------------------------------------------------------
Banks -- 1.3%
    11,400 Bank of America Corp.                             863,322
    16,700 Northern Trust Corp.                              775,715
    11,400 Wells Fargo & Co.                                 642,048
--------------------------------------------------------------------
                                                           2,281,085
--------------------------------------------------------------------
Biotechnology -- 2.1%
    27,200 Amgen Inc.+                                     1,679,872
    30,500 Genzyme Corp.+                                  1,399,950
    12,400 Gilead Sciences, Inc.+                            676,792
--------------------------------------------------------------------
                                                           3,756,614
--------------------------------------------------------------------
Commercial Services & Supplies -- 3.1%
    15,900 Apollo Group, Inc., Class A Shares+             1,010,127
    90,200 Fiserv, Inc.+                                   3,185,864
    61,700 Robert Half International Inc.+                 1,456,737
--------------------------------------------------------------------
                                                           5,652,728
--------------------------------------------------------------------
Communications Equipment -- 4.7%
    44,500 Avaya Inc.+                                       575,830
   136,200 Cisco Systems, Inc.+                            2,857,476
    89,200 Corning Inc.+                                     979,416
    55,700 Foundry Networks, Inc.+                         1,295,582
    45,400 Juniper Networks, Inc.+++                         816,746
   283,800 Nortel Networks Corp.+++                        1,262,910
    11,600 Scientific-Atlanta, Inc.                          343,360
     8,700 UTStarcom, Inc.+++                                274,050
--------------------------------------------------------------------
                                                           8,405,370
--------------------------------------------------------------------

                      See Notes to Financial Statements.

              11 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      AIM CAPITAL APPRECIATION PORTFOLIO


  SHARES              SECURITY                VALUE
-------------------------------------------------------
Computers & Peripherals -- 2.8%
    85,100 Dell Inc.+                      $  3,073,812
   116,500 EMC Corp.+                         1,612,360
    30,800 Western Digital Corp.+               414,260
-------------------------------------------------------
                                              5,100,432
-------------------------------------------------------
Diversified Financials -- 7.2%
    50,600 American Express Co.               2,374,658
     6,400 The Bear Stearns Cos. Inc.           488,000
    24,400 The Goldman Sachs Group, Inc.      2,291,160
    69,700 MBNA Corp.                         1,725,075
    45,900 Merrill Lynch & Co., Inc.          2,717,280
    17,400 Moody's Corp.                      1,006,242
    34,500 SLM Corp.                          1,351,020
    16,800 State Street Corp.                   879,648
-------------------------------------------------------
                                             12,833,083
-------------------------------------------------------
Electrical Equipment -- 0.4%
    24,800 Molex Inc.                           778,472
-------------------------------------------------------
Electronic Equipment & Instruments -- 0.5%
    33,100 Agilent Technologies, Inc.+          824,852
-------------------------------------------------------
Energy Equipment & Services -- 3.0%
    26,600 BJ Services Co.+                     872,746
    34,500 ENSCO International Inc.             909,075
    22,700 Nabors Industries, Ltd.+             858,060
    22,700 Noble Corp.+                         779,291
    20,400 Smith International, Inc.+           759,492
    28,400 Transocean Inc.+                     544,996
    17,000 Weatherford International Ltd.+      590,750
-------------------------------------------------------
                                              5,314,410
-------------------------------------------------------
Food & Drug Retailing -- 1.7%
    28,400 Sysco Corp.                          955,944
    39,900 Walgreen Co.                       1,389,318
    11,400 Whole Foods Market, Inc.+            675,336
-------------------------------------------------------
                                              3,020,598
-------------------------------------------------------
Health Care Equipment & Supplies -- 5.3%
    85,600 Biomet, Inc.                       3,069,616
    24,200 Boston Scientific Corp.+           1,638,824
    11,000 Guidant Corp.                        561,110
    38,700 Medtronic, Inc.                    1,763,559
    11,300 St. Jude Medical, Inc.+              657,208
    27,200 Zimmer Holdings, Inc.+             1,735,632
-------------------------------------------------------
                                              9,425,949
-------------------------------------------------------

                      See Notes to Financial Statements.

              12 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                      AIM CAPITAL APPRECIATION PORTFOLIO


  SHARES                       SECURITY                         VALUE
-------------------------------------------------------------------------
Health Care Providers & Services -- 4.6%
    24,700 AdvancePCS+                                       $  1,271,309
    13,400 Aetna, Inc.                                            769,294
    17,950 Cardinal Health, Inc.                                1,065,153
    46,100 Caremark Rx, Inc.+                                   1,154,805
    38,700 Health Management Associates Inc., Class A Shares      857,205
    30,000 UnitedHealth Group Inc.                              1,526,400
    18,400 WellPoint Health Networks Inc.+                      1,635,760
-------------------------------------------------------------------------
                                                                8,279,926
-------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 4.9%
    34,100 Brinker International, Inc.+                         1,085,403
    22,400 Carnival Corp.                                         781,984
    11,200 Marriott International, Inc., Class A Shares           483,840
    45,900 McDonald's Corp.                                     1,147,959
    34,400 MGM MIRAGE+                                          1,221,200
    27,500 Outback Steakhouse, Inc.                             1,155,000
    15,900 P.F. Chang's China Bistro, Inc.+++                     774,966
    28,000 Royal Caribbean Cruises Ltd.++                         831,880
    16,400 Starwood Hotels & Resorts Worldwide, Inc.              553,172
    22,700 Wendy's International, Inc.                            841,035
-------------------------------------------------------------------------
                                                                8,876,439
-------------------------------------------------------------------------
Household Products -- 0.8%
    14,300 The Procter & Gamble Co.                             1,405,547
-------------------------------------------------------------------------
Industrial Conglomerates -- 0.5%
    11,600 3M Co.                                                 914,892
-------------------------------------------------------------------------
Insurance -- 1.5%
    22,600 American International Group, Inc.                   1,374,758
    15,900 The Chubb Corp.                                      1,062,279
     5,000 Marsh & McLennan Cos., Inc.                            213,750
-------------------------------------------------------------------------
                                                                2,650,787
-------------------------------------------------------------------------
Internet & Catalog Retail -- 1.4%
    16,400 Amazon.com, Inc.+                                      892,488
    15,000 eBay Inc.+                                             839,100
    20,000 InterActiveCorp+                                       734,200
-------------------------------------------------------------------------
                                                                2,465,788
-------------------------------------------------------------------------
Internet Software & Services -- 0.4%
    15,800 Yahoo! Inc.+                                           690,460
-------------------------------------------------------------------------
IT Consulting & Services -- 1.2%
    30,000 Accenture Ltd., Class A Shares+                        702,000
    52,200 SunGard Data Systems Inc.+                           1,464,210
-------------------------------------------------------------------------
                                                                2,166,210
-------------------------------------------------------------------------


                      See Notes to Financial Statements.


              13 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      AIM CAPITAL APPRECIATION PORTFOLIO


  SHARES                        SECURITY                         VALUE
--------------------------------------------------------------------------
Machinery -- 3.4%
    15,900 Caterpillar Inc.                                   $  1,165,152
    11,400 Danaher Corp.                                           944,490
    22,300 Deere & Co.                                           1,351,826
     8,900 Eaton Corp.                                             892,136
    27,800 Ingersoll-Rand Co., Class A Shares                    1,679,120
--------------------------------------------------------------------------
                                                                 6,032,724
--------------------------------------------------------------------------
Media -- 6.1%
    56,100 Clear Channel Communications, Inc.                    2,290,002
    11,200 Gannett Co., Inc.                                       942,032
    68,100 Lamar Advertising Co.+                                2,063,430
     8,300 Omnicom Group Inc.                                      662,340
    11,400 Pixar, Inc.+++                                          784,434
    48,550 Univision Communications Inc., Class A Shares+        1,648,272
    45,000 Viacom Inc., Class B Shares                           1,794,150
    22,200 Westwood One, Inc.+                                     664,446
--------------------------------------------------------------------------
                                                                10,849,106
--------------------------------------------------------------------------
Multiline Retail -- 3.1%
    33,200 Dollar General Corp.                                    746,004
    34,300 Family Dollar Stores, Inc.                            1,495,823
    22,400 Nordstrom, Inc.                                         682,976
    45,200 Wal-Mart Stores, Inc.                                 2,664,540
--------------------------------------------------------------------------
                                                                 5,589,343
--------------------------------------------------------------------------
Oil & Gas -- 0.4%
    15,900 Devon Energy Corp.                                      771,150
--------------------------------------------------------------------------
Personal Products -- 0.5%
    28,400 The Gillette Co.                                        905,960
--------------------------------------------------------------------------
Pharmaceuticals -- 5.6%
     2,800 Allergan, Inc.                                          211,736
    14,500 Eli Lilly & Co.                                         965,990
    11,500 Forest Laboratories, Inc.+                              575,115
    15,500 Medco Health Solutions, Inc.+                           514,600
    22,900 Medicis Pharmaceutical Corp., Class A Shares          1,450,715
    58,500 Pfizer Inc.                                           1,848,600
    51,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR    2,901,390
    34,100 Wyeth                                                 1,505,174
--------------------------------------------------------------------------
                                                                 9,973,320
--------------------------------------------------------------------------
Semiconductor Equipment & Products -- 11.3%
    68,100 Analog Devices, Inc.+                                 3,018,873
    97,300 Applied Materials, Inc.+                              2,273,901
    39,500 KLA-Tencor Corp.+++                                   2,264,535
    90,800 Lam Research Corp.+                                   2,609,592

                      See Notes to Financial Statements.

              14 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      AIM CAPITAL APPRECIATION PORTFOLIO


SHARES                           SECURITY                              VALUE
--------------------------------------------------------------------------------
Semiconductor Equipment & Products -- 11.3% (continued)
 45,400 Linear Technology Corp.                                     $  1,934,494
 22,100 Marvell Technology Group Ltd.+                                   969,527
 39,700 Maxim Integrated Products, Inc.                                1,973,487
115,043 Microchip Tehnology Inc.                                       3,763,057
 54,972 Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR+      607,990
 35,000 Teradyne, Inc.+                                                  797,300
--------------------------------------------------------------------------------
                                                                      20,212,756
--------------------------------------------------------------------------------
Software -- 5.9%
 15,100 Adobe Systems Inc.                                               661,984
  6,900 Electronic Arts Inc.+                                            683,376
 28,400 Intuit Inc.+                                                   1,419,432
 19,100 Mercury Interactive Corp.+                                       887,004
191,400 Microsoft Corp.                                                5,005,110
 55,800 Oracle Corp.+                                                    667,368
 34,100 VERITAS Software Corp.+                                        1,232,715
--------------------------------------------------------------------------------
                                                                      10,556,989
--------------------------------------------------------------------------------
Specialty Retail -- 6.5%
 53,300 Bed Bath & Beyond Inc.+                                        2,251,392
 27,700 Best Buy Co., Inc.                                             1,615,187
 21,800 Chico's FAS, Inc.+                                               818,372
114,000 The Gap, Inc.                                                  2,175,120
 27,000 Lowe's Cos., Inc.                                              1,591,110
 56,000 Staples, Inc.+                                                 1,501,920
 45,600 The TJX Cos., Inc.                                               957,144
 22,000 Williams-Sonoma, Inc.+                                           777,260
--------------------------------------------------------------------------------
                                                                      11,687,505
--------------------------------------------------------------------------------
Textiles & Apparel -- 0.1%
  6,500 Coach, Inc.+                                                     230,555
--------------------------------------------------------------------------------
Trading Companies & Distributors -- 1.7%
 50,500 CDW Corp.                                                      3,032,525
--------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.3%
 41,900 Nextel Communications, Inc., Class A Shares+                   1,013,980
620,800 Vodafone Group PLC                                             1,302,897
--------------------------------------------------------------------------------
                                                                       2,316,877
--------------------------------------------------------------------------------
        TOTAL COMMON STOCK
        (Cost -- $145,541,688)                                       173,910,329
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              15 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      AIM CAPITAL APPRECIATION PORTFOLIO

   FACE
  AMOUNT                            SECURITY                             VALUE
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
$5,191,000 State Street Bank and Trust Co., 0.940% due 11/3/03;
            Proceeds at maturity -- $5,191,407; (Fully collateralized
            by U.S. Treasury Bonds, 5.250% due 2/15/29; Market
            value -- $5,294,863) (Cost -- $5,191,000)                 $  5,191,000
----------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0%
           (Cost -- $150,732,688*)                                    $179,101,329
----------------------------------------------------------------------------------

+ Non-income producing security.
++All or a portion of this security is on loan (See Note 4).
* Aggregate cost for Federal income tax purposes is $152,243,645.


Abbreviation used in this schedule:
ADR -- American Depositary Receipt

 LOANED SECURITIES COLLATERAL                                   OCTOBER 31, 2003

   FACE
  AMOUNT                              SECURITY                               VALUE
-------------------------------------------------------------------------------------
$5,242,859 State Street Navigator Securities Lending Trust Prime Portfolio
           (Cost -- $5,242,859)                                            $5,242,859
-------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              16 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO


  SHARES                   SECURITY                    VALUE
----------------------------------------------------------------
COMMON STOCK -- 98.6%
Beverages -- 3.5%
   265,790 The Coca-Cola Co.                        $ 12,332,656
----------------------------------------------------------------
Biotechnology -- 9.0%
   198,180 Amgen Inc.+                                12,239,597
    32,000 Biogen, Inc.+++                             1,295,040
   175,900 Genentech, Inc.+                           14,418,523
   112,000 IDEC Pharmaceuticals Corp.+++               3,934,560
----------------------------------------------------------------
                                                      31,887,720
----------------------------------------------------------------
Communications Equipment -- 9.9%
   793,900 CIENA Corp.+                                5,088,899
   446,008 Cisco Systems, Inc.+                        9,357,248
   394,900 Juniper Networks, Inc.+                     7,104,251
 1,180,500 Lucent Technologies Inc.+                   3,777,600
   704,180 Motorola, Inc.                              9,527,555
----------------------------------------------------------------
                                                      34,855,553
----------------------------------------------------------------
Computers & Peripherals -- 4.0%
   394,600 Dell Inc.+                                 14,252,952
----------------------------------------------------------------
Diversified Financials -- 6.9%
   255,530 Merrill Lynch & Co., Inc.                  15,127,376
   166,670 Morgan Stanley                              9,145,183
----------------------------------------------------------------
                                                      24,272,559
----------------------------------------------------------------
Food Products -- 2.7%
   170,640 Wm. Wrigley Jr. Co.                         9,624,096
----------------------------------------------------------------
Industrial Conglomerates -- 2.0%
   242,120 General Electric Co.                        7,023,901
----------------------------------------------------------------
Insurance -- 7.4%
   166,456 American International Group, Inc.         10,125,518
       208 Berkshire Hathaway Inc., Class A Shares+   16,184,480
----------------------------------------------------------------
                                                      26,309,998
----------------------------------------------------------------
Internet & Catalog Retail -- 10.0%
   457,800 Amazon.com, Inc.+                          24,913,476
   288,200 InterActiveCorp+                           10,579,822
----------------------------------------------------------------
                                                      35,493,298
----------------------------------------------------------------
Media -- 7.1%
   750,320 Time Warner Inc.+                          11,472,393
   110,000 Viacom Inc., Class B Shares                 4,385,700
   402,915 The Walt Disney Co.                         9,121,996
----------------------------------------------------------------
                                                      24,980,089
----------------------------------------------------------------


                      See Notes to Financial Statements.


              17 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                                   SECURITY                                    VALUE
------------------------------------------------------------------------------------------------
Personal Products -- 3.7%
   414,295 The Gillette Co.                                                         $ 13,216,010
------------------------------------------------------------------------------------------------
Pharmaceuticals -- 10.7%
   151,750 Eli Lilly & Co.                                                            10,109,585
   170,570 Johnson & Johnson                                                           8,584,788
   151,940 Merck & Co. Inc.                                                            6,723,345
   397,270 Pfizer Inc.                                                                12,553,732
------------------------------------------------------------------------------------------------
                                                                                      37,971,450
------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products -- 11.5%
   580,600 Intel Corp.                                                                19,188,830
   435,160 Texas Instruments Inc.                                                     12,584,827
   276,480 Xilinx, Inc.+                                                               8,764,416
------------------------------------------------------------------------------------------------
                                                                                      40,538,073
------------------------------------------------------------------------------------------------
Software -- 5.8%
   388,000 Microsoft Corp.                                                            10,146,200
   289,000 VERITAS Software Corp.+                                                    10,447,350
------------------------------------------------------------------------------------------------
                                                                                      20,593,550
------------------------------------------------------------------------------------------------
Specialty Retail -- 4.4%
   414,450 The Home Depot, Inc.                                                       15,363,662
------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $296,895,327)                                                    348,715,567
------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                   SECURITY                                    VALUE
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
$5,090,000 Merrill Lynch & Co., Inc., 0.990% due 11/3/03; Proceeds at maturity --
            $5,090,420; (Fully collateralized by U.S. Treasury Inflationary Indexed
            Notes and Bonds, 1.875% to 3.625% due 7/15/12 to 4/15/28; Market
            value -- $5,191,833) (Cost -- $5,090,000)                                  5,090,000
------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0%
           (Cost -- $301,985,327*)                                                  $353,805,567
------------------------------------------------------------------------------------------------

+ Non-income producing security.
++Subsequent to the reporting period, the company changed its name to Biogen
  Idec Inc. due to a merger.
* Aggregate cost for Federal income tax purposes is $320,778,628.


                      See Notes to Financial Statements.


              18 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2003

                                             AIM Capital   Smith Barney Large
                                             Appreciation    Capitalization
                                              Portfolio     Growth Portfolio
  ----------------------------------------------------------------------------
  ASSETS:
   Investments, at value
     (Cost -- $150,732,688 and
     $301,985,327, respectively)             $179,101,329        $353,805,567
   Loaned securities collateral, at
     value (Cost -- $5,242,859) (Note 4)        5,242,859                  --
   Cash                                                31                 877
   Receivable for securities sold                 488,224                  --
   Dividends and interest receivable               72,188             177,431
   Receivable for Fund shares sold                    250              78,844
   Other receivables                               12,592              39,569
  ---------------------------------------------------------------------------
   Total Assets                               184,917,473         354,102,288
  ---------------------------------------------------------------------------
  LIABILITIES:
   Payable for loaned securities collateral
     (Note 4)                                   5,242,859                  --
   Payable for securities purchased             1,014,490                  --
   Management fees payable                        119,325             217,634
   Payable for Fund shares reacquired              48,147                  --
   Accrued expenses                                39,109              49,056
  ---------------------------------------------------------------------------
   Total Liabilities                            6,463,930             266,690
  ---------------------------------------------------------------------------
  Total Net Assets                           $178,453,543        $353,835,598
  ---------------------------------------------------------------------------
  NET ASSETS:
   Par value of capital shares               $        185        $        257
   Capital paid in excess of par value        228,467,883         367,449,769
   Undistributed net investment income                 --              23,939
   Accumulated net realized loss from
     investment transactions and options      (78,383,166)        (65,458,607)
   Net unrealized appreciation of
     investments                               28,368,641          51,820,240
  ---------------------------------------------------------------------------
  Total Net Assets                           $178,453,543        $353,835,598
  ---------------------------------------------------------------------------
  Shares Outstanding                           18,522,851          25,714,124
  ---------------------------------------------------------------------------
  Net Asset Value                                   $9.63              $13.76
  ---------------------------------------------------------------------------

                      See Notes to Financial Statements.

              19 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2003

                                              AIM Capital   Smith Barney Large
                                              Appreciation    Capitalization
                                               Portfolio     Growth Portfolio
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                   $    923,906        $  2,212,515
  Interest                                          70,831              27,060
  Less: Foreign withholding tax                     (5,483)                 --
------------------------------------------------------------------------------
  Total Investment Income                          989,254           2,239,575
------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                       1,325,641           1,971,543
  Audit and legal                                   32,148              31,323
  Custody                                           23,939              19,180
  Shareholder communications                        15,975              29,654
  Shareholder servicing fees                         5,446               5,050
  Directors' fees                                    4,719               8,095
  Other                                              3,777               8,266
------------------------------------------------------------------------------
  Total Expenses                                 1,411,645           2,073,111
------------------------------------------------------------------------------
Net Investment Income (Loss)                      (422,391)            166,464
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCIES AND
OPTIONS (NOTES 3, 6 AND 7):
 Realized Gain (Loss) From:
   Investment transactions                     (11,823,712)        (13,016,040)
   Options written                                  33,322                  --
   Foreign currency transactions                    14,857                  --
------------------------------------------------------------------------------
  Net Realized Loss                            (11,775,533)        (13,016,040)
------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation From:
   Investments                                  42,305,164         103,011,731
   Foreign currencies                                  396                  --
------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation       42,305,560         103,011,731
------------------------------------------------------------------------------
Net Gain on Investments, Foreign Currencies
 and Options                                    30,530,027          89,995,691
------------------------------------------------------------------------------
Increase in Net Assets From Operations        $ 30,107,636        $ 90,162,155
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              20 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               For the Years
                                                             Ended October 31,
AIM Capital Appreciation Portfolio                          2003            2002
-------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                                  $    (422,391)   $   (589,855)
  Net realized loss                                      (11,775,533)    (26,798,033)
  Increase in net unrealized appreciation                 42,305,560       4,341,849
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       30,107,636     (23,046,039)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                         5,082,394      65,014,704
  Cost of shares reacquired                              (28,925,438)    (93,735,313)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions    (23,843,044)    (28,720,609)
-------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                          6,264,592     (51,766,648)
NET ASSETS:
  Beginning of year                                      172,188,951     223,955,599
-------------------------------------------------------------------------------------
  End of year                                          $ 178,453,543    $172,188,951
-------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              21 Travelers Series Fund Inc. | 2003 Annual Report

                                                            For the Years
                                                          Ended October 31,
Smith Barney Large Capitalization Growth Portfolio       2003          2002
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $    166,464  $    359,070
 Net realized loss                                    (13,016,040)  (41,360,220)
 Increase (decrease) in net unrealized appreciation   103,011,731    (9,512,917)
-------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations     90,162,155   (50,514,067)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (501,211)     (415,332)
-------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                          (501,211)     (415,332)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
 Net proceeds from sale of shares                      54,577,683    34,322,507
 Net asset value of shares issued for reinvestment
   of dividends                                           501,211       415,332
 Cost of shares reacquired                            (16,052,630)  (38,267,567)
-------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Fund Share
   Transactions                                        39,026,264    (3,529,728)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     128,687,208   (54,459,127)
NET ASSETS:
 Beginning of year                                    225,148,390   279,607,517
-------------------------------------------------------------------------------
 End of year*                                        $353,835,598  $225,148,390
-------------------------------------------------------------------------------
* Includes undistributed net investment income of:        $23,939      $358,686
-------------------------------------------------------------------------------



                      See Notes to Financial Statements.


              22 Travelers Series Fund Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Fund(s)") are separate diversified investment funds of the Travelers Series Fund Inc. ("Company"). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Funds and thirteen other separate investment funds: Smith Barney Large Cap Value, Strategic Equity (formerly known as Alliance Growth), Van Kampen Enterprise, Smith Barney International All Cap Growth, Travelers Managed Income, Pioneer Strategic Income (formerly known as Putnam Diversified Income), Salomon Brothers Strategic Total Return Bond, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Mid Cap Core, Smith Barney Aggressive Growth and SB Adjustable Rate Income Portfolios. Shares of the Company are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Funds are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-

              23 Travelers Series Fund Inc. | 2003 Annual Report dividend date; the Funds distribute dividends and capital gains, if any, at least annually; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; ( j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2003, reclassifications were made to the capital accounts of AIM Capital Appreciation Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $407,534 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Large Capitalization Growth Portfolio ("SBLCG"). SBLCG pays SBFM a management fee calculated at an annual rate of 0.75% on the average daily net assets of SBLCG. This fee is calculated daily and paid monthly.

Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the AIM Capital Appreciation Portfolio ("AIMCAP").

              24 Travelers Series Fund Inc. | 2003 Annual Report

AIMCAP pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets of AIMCAP. This fee is calculated daily and paid monthly.

TIA has also entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated by TIA for such services at the annual rate of 0.375% of AIMCAP's average daily net assets.

TIA has also entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AIMCAP.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2003, each Fund paid transfer agent fees of $5,000 to CTB.

During the year ended October 31, 2003, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, received brokerage commissions in the amounts of $3,884 and $1,925 for AIMCAP and SBLCG, respectively.

Most of the officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                                            AIMCAP       SBLCG
-----------------------------------------------------------------
Purchases                                $ 78,870,958 $77,088,689
-----------------------------------------------------------------
Sales                                     102,950,395  42,741,541
-----------------------------------------------------------------

              25 Travelers Series Fund Inc. | 2003 Annual Report

At October 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                       AIMCAP        SBLCG
--------------------------------------------------------------
Gross unrealized appreciation       $32,393,111  $ 68,330,602
Gross unrealized depreciation        (5,535,427)  (35,303,663)
-------------------------------------------------------------
Net unrealized appreciation         $26,857,684  $ 33,026,939
-------------------------------------------------------------

4. Lending of Portfolio Securities

Each Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Funds on securities lending are recorded as interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned.

At October 31, 2003, AIMCAP loaned securities having a market value of $5,087,131 and received cash collateral amounting to $5,242,859 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

For the year ended October 31, 2003, income earned from securities lending by AIMCAP was $9,916.

At October 31, 2003, SBLCG did not have any securities on loan.


5. Repurchase Agreements

The Funds purchase (and the custodian takes possession of ) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


6. Forward Foreign Currency Contracts

The Funds may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy

              26 Travelers Series Fund Inc. | 2003 Annual Report and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At October 31, 2003, AIMCAP and SBLCG did not have any open forward foreign currency contracts.

7. Option Contracts

The Funds may from time to time purchase call or put option contracts. Premiums paid when call or put options are purchased by the Funds represent investments which are marked-to-market daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into a closing sales transaction, the Funds will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

At October 31, 2003, AIMCAP and SBLCG did not hold any purchased call or put option contracts.

SBLCG may from time to time enter into written call or put option contracts. AIMCAP may only enter into written covered call option contracts. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase trans-

              27 Travelers Series Fund Inc. | 2003 Annual Report action exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Funds enter into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

The written option transactions for AIMCAP which occurred during the year ended October 31, 2003 were as follows:

                                                       Number of
      AIMCAP                                           Contracts Premiums
      --------------------------------------------------------------------
      Options written, outstanding at October 31, 2002     36    $  9,252
      Options written                                      71      24,070
      Options expired                                     (67)    (15,824)
      Options exercised                                   (40)    (17,498)
      --------------------------------------------------------------------
      Options written, outstanding at October 31, 2003     --    $      0
      --------------------------------------------------------------------

During the year ended October 31, 2003, SBLCG did not enter into any written covered call or put option contracts.

8. Capital Shares

At October 31, 2003, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

              28 Travelers Series Fund Inc. | 2003 Annual Report

Transactions in shares of each Fund were as follows:

                                            Year Ended       Year Ended
                                         October 31, 2003 October 31, 2002
      --------------------------------------------------------------------
      AIM Capital Appreciation Portfolio
      Shares sold                              610,791        6,822,913
      Shares reacquired                     (3,517,542)      (9,963,375)
      --------------------------------------------------------------------
      Net Decrease                          (2,906,751)      (3,140,462)
      --------------------------------------------------------------------
      Smith Barney Large Capitalization Growth Portfolio
      Shares sold                            4,480,533        2,760,973
      Shares issued on reinvestment             51,353           42,511
      Shares reacquired                     (1,541,281)      (3,657,809)
      --------------------------------------------------------------------
      Net Increase (Decrease)                2,990,605         (854,325)
      --------------------------------------------------------------------

9. Capital Loss Carryforward

At October 31, 2003, AIMCAP and SBLCG had, for Federal income tax purposes, approximately $76,872,000 and $46,665,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

             Fund      2008       2009        2010        2011
             -----------------------------------------------------
             AIMCAP         -- $39,681,000 $25,304,000 $11,887,000
             -----------------------------------------------------
             SBLCG  $2,019,000   5,454,000  30,604,000   8,588,000
             -----------------------------------------------------

10. Income Tax Information and Distributions to Shareholders

At October 31, 2003, the tax basis components of distributable earnings were:

                                            AIMCAP         SBLCG
           ---------------------------------------------------------
           Undistributed ordinary income           --  $     23,939
           ---------------------------------------------------------
           Accumulated capital losses    $(76,872,209)  (46,665,306)
           ---------------------------------------------------------
           Unrealized appreciation         26,857,684    33,026,939
           ---------------------------------------------------------

              29 Travelers Series Fund Inc. | 2003 Annual Report

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2003 was:

                                             SBLCG
                            ------------------------
                            Ordinary income $501,211
                            ------------------------

For the year ended October 31, 2003, AIMCAP did not make any distributions.

11.Subsequent Event

The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

              30 Travelers Series Fund Inc. | 2003 Annual Report

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

              31 Travelers Series Fund Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

AIM Capital Appreciation Portfolio                  2003    2002     2001     2000    1999
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $8.04   $9.11   $ 21.73   $16.30  $12.31
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                               (0.02)  (0.03)    (0.02)   (0.07)  (0.03)
 Net realized and unrealized gain (loss)            1.61   (1.04)    (8.72)    6.03    4.02
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.59   (1.07)    (8.74)    5.96    3.99
-------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                                   --      --     (3.88)   (0.53)     --
-------------------------------------------------------------------------------------------
Total Distributions                                   --      --     (3.88)   (0.53)     --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $9.63   $8.04   $  9.11   $21.73  $16.30
-------------------------------------------------------------------------------------------
Total Return/(1)/                                  19.78% (11.75)%  (43.36)%  36.53%  32.41%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $178    $172      $224     $435    $300
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                           0.85%   0.85%     0.83%    0.83%   0.84%
 Net investment loss                               (0.25)  (0.28)    (0.20)   (0.35)  (0.18)
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               49%     65%       77%      91%     76%
-------------------------------------------------------------------------------------------

(1) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

              32 Travelers Series Fund Inc. | 2003 Annual Report

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Large Capitalization
Growth Portfolio                            2003     2002     2001    2000    1999
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 9.91  $11.86   $16.04   $14.53  $ 9.90
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.01    0.02     0.02     0.01    0.00*
  Net realized and unrealized gain (loss)    3.86   (1.95)   (4.20)    1.55    4.64
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations          3.87   (1.93)   (4.18)    1.56    4.64
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.02)  (0.02)      --    (0.01)  (0.01)
  Net realized gains                           --      --       --    (0.02)     --
  Capital                                      --      --       --    (0.02)     --
-----------------------------------------------------------------------------------
Total Distributions                         (0.02)  (0.02)      --    (0.05)  (0.01)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year               $13.76  $ 9.91   $11.86   $16.04  $14.53
-----------------------------------------------------------------------------------
Total Return/(1)/                           39.16% (16.29)% (26.06)%  10.77%  46.88%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $354    $225     $280     $324    $168
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.79%   0.80%    0.78%    0.77%   0.86%
  Net investment income                      0.06    0.13     0.14     0.06    0.07
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                        16%     19%      10%       7%     14%
-----------------------------------------------------------------------------------

(1) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 *  Amount represents less than $0.01 per share.

              33 Travelers Series Fund Inc. | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios ("Funds") of Travelers Series Fund Inc. ("Company") as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds of the Company as of October 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
New York, New York
December 10, 2003


              34 Travelers Series Fund Inc. | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Company") are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below.

                                                                          Number of
                                    Term of                              Portfolios
                                  Office* and         Principal            in Fund          Other
                      Position(s)   Length          Occupation(s)          Complex      Directorships
                       Held with    of Time          During Past          Overseen         Held by
Name, Address and Age    Fund       Served           Five Years          by Director      Director
---------------------------------------------------------------------------------------------------------

Non-Interested Directors:

A. E. Cohen            Director      Since    Consultant to Chugai           17      Director of Agouron
444 Madison Avenue                   1996     Pharmaceutical                         Pharmaceuticals,
Suite 1201                                    Co. Ltd.                               Inc., Akzo Nobel
New York, NY 10022                                                                   NV, Teva
Age 67                                                                               Pharmaceutical Inc.,
                                                                                     Ltd., Chugai
                                                                                     Pharmaceutical Co.
                                                                                     Ltd., Pharmaceutical
                                                                                     Product Development,
                                                                                     Inc. and Axonyx
                                                                                     Inc.; Chairman of
                                                                                     Vasomedical, Inc.,
                                                                                     Neurobiological
                                                                                     Technologies Inc.
                                                                                     and Kramex Corp.

Robert A. Frankel      Director      Since    Managing Partner of            24              None
1961 Deergrass Way                   1999     Robert A. Frankel
Carlsbad, CA 92009                            Managing Consultants;
Age 76                                        Former Vice President of
                                              The Readers Digest
                                              Association, Inc.

Michael E. Gellert     Director      Since    General Partner of             17      Director of Dalet
122 East 42nd Street                 1999     Windcrest Partners, a                  S.A., Devon Energy
47th Floor                                    venture capital firm                   Corp., High Speed
New York, NY 10168                                                                   Access Corp.,
Age 72                                                                               Human, Inc.,
                                                                                     SEACOR Smit, Inc.
                                                                                     and Six Flags, Inc.

Rainer Greeven         Director      Since    Attorney, Rainer Greeven       17      Director of
630 5th Avenue                       1994     PC                                     Continental
Suite 1905                                                                           Container Corp.
New York, NY 10111
Age 67

Susan M. Heilbron      Director      Since    Owner/Consultant of            17      Director of National
P.O. Box 557                         1994     Lacey & Heilbron, a public             Multiple Sclerosis
Chilimark, MA 02535                           relations firm                         Society, New York
Age 58                                                                               City Chapter


              35 Travelers Series Fund Inc. | 2003 Annual Report

                                                                             Number of
                                       Term of                              Portfolios
                                     Office* and         Principal            in Fund       Other
                       Position(s)     Length          Occupation(s)          Complex   Directorships
                        Held with      of Time          During Past          Overseen      Held by
Name, Address and Age     Fund         Served           Five Years          by Director   Director
-----------------------------------------------------------------------------------------------------

Interested Director:

R. Jay Gerken, CFA**  Chairman,         Since    Managing Director of           220         None
Citigroup Asset       President and     2002     Citigroup Global Markets
Management ("CAM")    Chief                      Inc. ("CGM"); Chairman,
399 Park Avenue       Executive                  President and Chief
4th Floor             Officer                    Executive Officer of Smith
New York, NY 10022                               Barney Fund Management
Age 52                                           LLC ("SBFM"), Travelers
                                                 Investment Adviser, Inc.
                                                 ("TIA") and Citi Fund
                                                 Management Inc.
                                                 ("CFM"); President and
                                                 Chief Executive Officer of
                                                 certain mutual funds
                                                 associated with Citigroup
                                                 Inc. ("Citigroup");
                                                 Formerly, Portfolio
                                                 Manager of Smith Barney
                                                 Allocation Series Inc.
                                                 (from 1996-2001) and
                                                 Smith Barney Growth and
                                                 Income Fund (from 1996-
                                                 2000)

Officers:

Andrew B. Shoup***    Senior Vice       Since    Director of CAM; Senior        N/A         N/A
CAM                   President and     2003     Vice President and Chief
125 Broad Street      Chief                      Administrative Officer of
10th Floor            Administrative             mutual funds associated
New York, NY 10004    Officer                    with Citigroup; Head of
Age 47                                           International Funds
                                                 Administration of CAM
                                                 from 2001 to 2003;
                                                 Director of Global Funds
                                                 Administration of CAM
                                                 from 2000 to 2001; Head
                                                 of U.S. Citibank Funds
                                                 Administration of CAM
                                                 from 1998 to 2000

Richard L. Peteka     Chief             Since    Director of CGM; Chief         N/A         N/A
CAM                   Financial         2002     Financial Officer and
125 Broad Street      Officer and                Treasurer of certain
11th Floor            Treasurer                  mutual funds associated
New York, NY 10004                               with Citigroup; Director
Age 42                                           and Head of Internal
                                                 Control for CAM U.S.
                                                 Mutual Fund
                                                 Administration from
                                                 1999-2002; Vice
                                                 President, Head of Mutual
                                                 Fund Administration and
                                                 Treasurer at Oppenheimer
                                                 Capital from 1996-1999


              36 Travelers Series Fund Inc. | 2003 Annual Report

                                                                                    Number of
                                             Term of                               Portfolios
                                           Office* and          Principal            in Fund       Other
                              Position(s)    Length           Occupation(s)          Complex   Directorships
                               Held with     of Time           During Past          Overseen      Held by
Name, Address and Age            Fund        Served            Five Years          by Director   Director
------------------------------------------------------------------------------------------------------------

Alan J. Blake                Investment       Since    Managing Director of            N/A          N/A
CAM                          Officer          1998     CGM
399 Park Avenue
4th Floor
New York, NY 10022
Age 54

Kenneth A. Zschappel         Investment       Since    Assistant Vice President        N/A          N/A
AIM Capital Management, Inc. Officer          1995     and Senior Portfolio
11 Greenway Plaza                                      Manager of AIM Capital
Suite 100
Houston, TX 77046
Age 36

Kaprel Ozsolak               Controller       Since    Vice President of CGM;          N/A          N/A
CAM                                           2002     Controller of certain funds
125 Broad Street                                       associated with Citigroup
11th Floor
New York, NY 10004
Age 38

Robert I. Frenkel            Secretary***     Since    Managing Director and           N/A          N/A
CAM                          and Chief        2003     General Counsel of Global
300 First Stamford Place     Legal Officer             Mutual Funds for CAM
4th Floor                                              and its predecessor (since
Stamford, CT 06902                                     1994); Secretary of CFM;
Age 48                                                 Secretary and Chief Legal
                                                       Officer of mutual funds
                                                       associated with Citigroup

--------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
 ** Mr. Gerken is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
*** As of November 25, 2003.

              37 Travelers Series Fund Inc. | 2003 Annual Report

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes, the Smith Barney Large Capitalization Growth Portfolio hereby designates for the fiscal year ended October 31, 2003:

   . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 100%.


              38 Travelers Series Fund Inc. | 2003 Annual Report

                               TRAVELERS SERIES
                                   FUND INC.



DIRECTORS               INVESTMENT MANAGERS
A.E. Cohen              Smith Barney Fund
Robert A. Frankel        Management LLC
Michael E. Gellert      Travelers Investment Adviser, Inc.
R. Jay Gerken, CFA
  Chairman              CUSTODIAN
Rainer Greeven          State Street Bank and
Susan M. Heilbron        Trust Company

OFFICERS                ANNUITY
R. Jay Gerken, CFA      ADMINISTRATION
President and Chief     Travelers Annuity Investor Services
Executive Officer       One Cityplace
                        Hartford, CT 06103-3415
Andrew B. Shoup*
Senior Vice President
and Chief
Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Alan J. Blake
Investment Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary* and Chief
Legal Officer

 * As of November 25, 2003.

  Travelers Series Fund Inc.


  AIM Capital Appreciation Portfolio

  Smith Barney Large Capitalization Growth Portfolio
  The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.


  This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains information concerning the Funds' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004







 IN0794 12/03                                                            03-5774

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Frankel as the Audit Committee's financial expert. Mr. Frankel is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)  Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)  Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:    /s/ R. Jay Gerken
       R. Jay Gerken
       Chief Executive Officer of
       Travelers Series Fund Inc.

Date:  January 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ R. Jay Gerken
       (R. Jay Gerken)
       Chief Executive Officer of
       Travelers Series Fund Inc.

Date:  January 2, 2004

By:    /s/ Richard L. Peteka
       (Richard L. Peteka)
       Chief Financial Officer of
       Travelers Series Fund Inc.

Date:  January 2, 2004